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                                    EXHIBIT 10.10

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE 1933 ACT, EXCEPT IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE HOLDER HEREOF QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE 1933 ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                STOCK PURCHASE WARRANT

                                TO PURCHASE SHARES OF
                                   COMMON STOCK OF

                               INTRANET SOLUTIONS, INC.


    THIS CERTIFIES THAT, for good and valuable consideration, CIRCLE F
VENTURES, LLC, or its registered assignees, is entitled to subscribe for and purchase from IntraNet Solutions, Inc., a Minnesota corporation (the "COMPANY"), at any time during the period from the date hereof to and including the fifth anniversary of the date hereof (the "DATE OF EXPIRATION"), One Hundred Fifty Thousand (150,000) fully paid and nonassessable shares of the Common Stock, $.01 par value, of the Company (the "COMMON STOCK") at a price per share calculated pursuant to Section 5 hereof (the "WARRANT EXERCISE PRICE"). The shares which may be acquired upon exercise of this Warrant are referred to herein as the "WARRANT SHARES." As used herein, the term "HOLDER" means the initial holder, any party who acquires all or a part of this Warrant as a registered transferee of the initial holder in accordance with the terms of this Warrant, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. This Warrant has been granted in conjunction with financing extended by the initial holder hereof to the Company evidenced by a Promissory Note of the Company of even date herewith (the "NOTE").

    This Warrant is subject to the following provisions, terms and conditions:

    1.   EXERCISE; TRANSFERABILITY.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), prior to the expiration of this Warrant by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company and accompanied or preceded by the surrender of this Warrant along with cash, a certified check or bank draft in payment of the Warrant Exercise Price for such shares. The Holder shall then complete and comply with a subscription agreement in a form requested by the Company.


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         (b)  This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

    2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.
This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer or income taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section.

    3.   ISSUANCE OF THE WARRANT SHARES.

         (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered, the payment made for such Warrant Shares as aforesaid and the subscription agreement is returned to the Company. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 8. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

    4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes (except stock transfer and income taxes), liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

    5.   WARRANT EXERCISE PRICE; ANTIDILUTION ADJUSTMENT.

         (a)  The Warrant Exercise Price shall be the lower of:

              (i)  $6.00, or

              (ii) the lowest average closing sales price per share over five
                   (5) consecutive trading days (but not less than $4.00 per share) from the date hereof until the earlier to occur of:
                   (A) the date this Warrant is exercised, or (B) the later to occur of December 31, 1997 or the date that the Note is repaid in full.

         (b) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

              (i) pay any dividends on any class of stock of the Company payable in Common Stock;

              (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

              (iii)combine outstanding shares of Common Stock, by
                   reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (c) Upon each adjustment of the Warrant Exercise Price pursuant to Subsection (b) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (d) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (b) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (e) Upon any adjustment of the Warrant Exercise Price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

    7.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

         (a) The Holder, by acceptance hereof, agrees to give prior written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice may be provided in the form of Warrant Assignment attached hereto. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel reasonably satisfactory to the Holder. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous

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exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfer which would be in violation of Section 5 of the 1933 Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If, in the opinion of the counsel referred to in this Section, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities to such as, in the opinion of such counsel, are permitted by law.

    8.   REGISTRATION RIGHTS.

         (a) If, at any time prior to the fifth anniversary hereof, the Company shall propose to file any registration statement (other than any registration on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto) under the 1933 Act covering a public offering of the Company's Common Stock, it will notify the Holder hereof at least thirty (30) days prior to each such filing and will use its best efforts to include in the Registration Statement (to the extent permitted by applicable regulation), the Common Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant to the extent requested by the Holder hereof within twenty (20) days after receipt of notice of such filing (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof); provided, however, that if a greater number of Warrants and Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant and Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

         (b) Further, on a one-time basis at any time prior to the fifth anniversary hereof, upon request by the Holder, the Company will promptly take all necessary steps to register or qualify, on Form S-3 under the 1933 Act (or any successor form thereto) and the securities laws of such states as the Holder may reasonably request, this Warrant and such number of Warrant Shares issued and to be issued upon exercise of the Warrant requested by such Holder in its
request to the Company.   The Company shall cause such registration to become
effective within sixty (60) days of the Company's receipt of such request. The Company shall keep effective and maintain any registration, qualification, notification or approval

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

specified in this subsection (b), and shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law, until the earliest to occur of the following: (i) the second anniversary of the date hereof, (ii) the earliest date on which the Holder may sell the Warrant Shares pursuant to Rule 144 under the 1933 Act, and (iii) the date on which the Holder has sold all of the Warrant Shares.

         (c) All expenses of any registration referred to in this Section, except the fees of counsel to such holders, underwriting commissions or discounts and filing fees, shall be borne by the Company.

         (d) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

    The Holder of this Warrant agrees to cooperate with the Company in the preparation and filing of any Registration Statement, and in the furnishing of information concerning the Holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the 1933 Act as to any proposed distribution.

    9. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the state of Minnesota without regard to conflicts of laws principles.

    IN WITNESS WHEREOF, IntraNet Solutions, Inc. has caused this Warrant to be signed by its duly authorized officer this 23rd day of December, 1996.

                                          INTRANET SOLUTIONS, INC.



                                          By: /s/Robert F. Olson
                                              ------------------
                                          Its:  Chief Executive Officer
                                                -----------------------


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


                             NOTICE OF WARRANT EXERCISE

                     (To be signed only upon exercise of Warrant)

TO: INTRANET SOLUTIONS, INC.

    The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                            _________________________________

                                            (Print Name)
                                            _________________________________

Please insert social security or other
identifying number of registered holder
of certificate (_____________)


                                            (Address)




Date: _____________________, 199_           _________________________________
                                            Signature*



*The signature of the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                  WARRANT ASSIGNMENT

                     (To be signed only upon transfer of Warrant)


    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by the foregoing warrant to purchase Common Stock of INTRANET SOLUTIONS, INC., to which the foregoing warrant relates and appoints ________________________________ attorney to transfer said right on the books of INTRANET SOLUTIONS, INC., with full power of substitution in the premises.

    The manner of the proposed transfer by the undersigned is described briefly in the space below.





Dated:_________________________


                                             _______________________________
                                                       (Signature)
                                             _______________________________

                                             _______________________________

                                             _______________________________
                                                        (Address)


In Presence of:

______________________________


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